Exhibit 10.1

CONVERSION AGREEMENT

This Conversion Agreement (this “Agreement”) is entered into as of November 1, 2006 by and among K2 Inc., a Delaware corporation (the “Company”), and CS Securities (USA) LLC (f/k/a Credit Suisse First Boston LLC, the “Holder”), as the holder of all of the Company’s Amended and Restated Convertible Subordinated Debentures issued on or about February 14, 2003 and on or about June 4, 2003 (the “Debentures”). Capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Debentures.

RECITALS

A. The Company has determined that it is in the best interests of the Company and its stockholders to provide an incentive to the Holder to convert the Debentures into shares of common stock of the Company (“Common Stock”) in accordance with the terms of the Debentures.

B. The Holder has indicated a willingness to exercise the Conversion on the conditions described herein.

AGREEMENT

NOW, THEREFORE, in exchange for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Holder hereby agree as follows:

1. Conversion of the Debentures. Subject to the satisfaction of the conditions set forth in Section 7 below, on the Closing Date (as defined below), Holder shall deliver to the Company an executed, irrevocable Notice of Conversion in the form set forth hereto as Exhibit A hereto, thereby electing to convert all of the outstanding Debentures into shares of Common Stock of the Company in accordance with the terms of the Debentures (the “Conversion”).

2. Issuance of Common Stock. As an inducement to the Holder to exercise the Conversion, on the Closing Date (as defined below), in exchange for, and upon receipt by the Company of, the Notice of Conversion duly executed and delivered by Holder in accordance with Section 1 above and the terms of the Debentures, the Company shall issue to Holder 54,487 shares of Common Stock (the “Incentive Shares”). The Incentive Shares shall be in addition to the shares of Common Stock issuable to Holder pursuant to the Debentures upon Conversion, and the Incentive Shares, as well as the shares issued upon Conversion, shall be freely tradable and unlegended.

3. Closing. The consummation of the transactions contemplated by this Agreement (the “Closing”) shall occur on November 6, 2006 or, if the conditions to Closing set forth in Sections 6 and 7 (other than conditions that by their terms can only be satisfied on the Closing Date) have not been satisfied or waived by such date, then on the second business day after the last of the conditions to Closing set forth in Sections 6 and 7 (other than conditions that by their terms can only be satisfied on the Closing Date) have been satisfied or waived by the party entitled to waive the same or on any such other date as to which the parties mutually agree in writing (the “Closing Date”).

4. Representations and Warranties of the Company.

(a) Authorization; Enforcement. (i) The Company has all requisite corporate power and authority to enter into and perform this Agreement and to consummate the transactions contemplated hereby and to issue the Incentive Shares in accordance with the terms hereof, (ii) the execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby (including without limitation, the issuance of the Incentive Shares) have been duly authorized by all necessary corporate action on the part of the Company, (iii) this Agreement has been duly executed and delivered by the Company, and (iv) this Agreement constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

(b) Valid Issuance. The Incentive Shares to be issued hereunder shall be, upon issuance, validly issued, fully paid and non-assessable.

5. Representations and Warranties of the Holder.

(a) Title to Debentures. Holder has good and marketable title to all of the outstanding Debentures and to all of the rights afforded thereunder, free and clear of any and all liens or adverse claims whatsoever. As of the Closing Date, the Holder shall not have assigned, conveyed or transferred any interest in the Debentures to any third party.

(b) Information. Holder has been furnished with and has reviewed a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 (the “2005 10-K”), all Quarterly Reports of the Company filed by the Company on Form 10-Q subsequent to the 2005 10-K and all Current Reports on Form 8-K and all other filings by the Company subsequent to the 2005 10-K. The Holder has also been furnished with and has reviewed all other materials relating to the business, finances and operations of the Company that have been requested by Holder or its advisors.

(c) Governmental Review. Holder understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Common Stock.

(d) Authorization; Enforcement. This Agreement has been, and the Notice of Conversion upon execution and delivery will be, duly and validly authorized by all necessary corporate action on the part of Holder. This Agreement has been, and the Notice of Conversion upon execution and delivery will be, duly executed and delivered on behalf of Holder, and this Agreement constitutes, and the Notice of Conversion upon execution and delivery will constitute, a legal, valid and binding agreement of Holder enforceable in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

6. Conditions to the Company’s Obligations. The obligation of the Company hereunder to issue the Incentive Shares to Holder at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions thereto, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:

(a) Delivery of Notice of Conversion. Holder shall have delivered to the Company an executed, irrevocable Notice of Conversion on the Closing Date with respect to all of the outstanding Debentures.

(b) Representations and Warranties. The representations and warranties of Holder shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time.

(c) No Prohibition. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

(d) Necessary Filings. The Company shall have made all filings under all applicable federal or state securities laws necessary to consummate the issuance of the Incentive Shares pursuant to this Agreement in compliance with such laws and shall have obtained all authorizations, approvals and permits necessary to consummate the transactions contemplated hereby and such authorizations, approvals and permits shall be effective as of the Closing Date. Without limiting the foregoing, the Company shall have received confirmation from the New York Stock Exchange (the “NYSE”) that the supplemental listing application for the listing of the Incentive Shares on the NYSE has been declared effective by the NYSE.

7. Conditions to Holder’s Obligations. The obligation of Holder hereunder to execute and deliver the Notice of Conversion to convert the Debentures at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for Holder’s sole benefit and may be waived by Holder at any time in its sole discretion:

(a) Representations and Warranties. The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time.

(b) No Prohibition. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

8. Miscellaneous.

(a) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in the State of New York (without regard to principles of conflict of laws). Both parties irrevocably consent to the non-exclusive jurisdiction of the United States federal courts and the state courts located in the City of New York, borough of Manhattan, with respect to any suit or proceeding based on or arising under this Agreement, the agreements entered into in connection herewith or the transactions contemplated hereby or thereby and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. Both parties irrevocably waive the defense of an inconvenient forum to the maintenance of such suit or proceeding. Both parties further agree that service of process upon a party mailed by first class mail shall be deemed in every respect effective service of process upon the party in any such suit or proceeding. Nothing herein shall affect either party’s right to serve process in any other manner permitted by law. Both parties agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

(b) Counterparts; Signatures by Facsimile. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

(c) Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(d) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

(e) Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor Holder makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the parties.

(f) Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and shall be effective five days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party. The addresses for such communications shall be:

If to the Company:

K2 Inc.

5818 El Camino Real

Carlsbad, CA 92009

Attention: General Counsel

Facsimile: (760) 494-1099

With copy to:

Gibson, Dunn & Crutcher LLP

333 South Grand Avenue

Los Angeles, California 90071

Attention: Bradford P. Weirick, Esq.

Facsimile: (213) 229-6765

If to Holder: To the address set forth immediately below Holder’s name on the signature pages hereto.

Each party shall provide notice to the other party of any change in address.

(g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor Holder shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other.

(h) Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

(i) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(j) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

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IN WITNESS WHEREOF, the undersigned Holder and the Company have caused this Conversion Agreement to be duly executed as of the date first above written.

K2 INC.

By:	/s/ Monte H. Baier
	Name:	Monte H. Baier
	Title:	Vice President & General Counsel

CS SECURITIES (USA) LLC (f/k/a CREDIT SUISSE FIRST BOSTON LLC)

By:	/s/ Jeffrey B. Andreski
	Name:	Jeffrey B. Andreski
	Title:	Managing Director

NOTICE ADDRESS:

Credit Suisse Securities (USA) LLC

One Madison Avenue

9th Floor

New York, New York 10010-3629

Attention: Steve Gray

Facsimile: (212) 325-8282

EXHIBIT A

NOTICE OF CONVERSION

(To be Executed by the Registered Holder

in order to Convert the Debentures)

The undersigned hereby irrevocably elects to convert $                     principal amount of the Debenture (defined below) into shares of common stock, par value $1.00 per share (“Common Stock”), of K2 Inc., a Delaware corporation (the “Borrower”) according to the conditions of the convertible subordinated debentures of the Borrower dated on or about February 14, 2003 and as amended on or about June 4, 2003 (the “Debentures”), as of the date written below. If securities are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates. No fee will be charged to the Holder for any conversion, except for transfer taxes, if any.

The undersigned irrevocably elects to convert $                     representing all principal, accrued but unpaid interest and other amounts dueat the Conversion Price set forth below.

The Borrower shall electronically transmit the Common Stock issuable pursuant to this Notice of Conversion to the account of the undersigned or its nominee with DTC through its Deposit Withdrawal Agent Commission system (“DWAC Transfer”).

Name of DTC Prime Broker: _______________________________________________________________________________

Account Number: _________________________________________________________________________________________

☐	In lieu of receiving shares of Common Stock issuable pursuant to this Notice of Conversion by way of a DWAC Transfer, the undersigned hereby requests that the Borrower issue a certificate or certificates for the number of shares of Common Stock set forth below (which numbers are based on the Holder’s calculation attached hereto) in the name(s) specified immediately below or, if additional space is necessary, on an attachment hereto:

Name: _________________________________________________________________________________________________

Address: _______________________________________________________________________________________________

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable to the undersigned upon conversion of the Debentures shall be made pursuant to registration of the securities under the Securities Act of 1933, as amended (the “Act”), or pursuant to an exemption from registration under the Act.

Date of Conversion:

Conversion Price:

Number of Shares of Common Stock to be Issued

Signature:

Name:

Address:

               ___________________________________________